UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        April 27, 2006
                                                --------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   000-30575                   91-2032368
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(State or other jurisdiction        (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)


4991 CORPORATE DRIVE                                      HUNTSVILLE, AL 35805
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code      (256) 430-4000
                                                  ------------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On April 27, 2006, Avocent Corporation held a conference call to discuss earnings and operating results for the first quarter ended March 31, 2006. The prepared remarks from that conference call relating to the Company's results of operations and financial condition are incorporated herein by reference and furnished as Exhibit 99.10 hereto.

Item 7.01 Regulation FD Disclosure.

     On April 27, 2006, Avocent Corporation held a conference call to discuss its proposed acquisition of LANDesk Group Limited. The prepared remarks from that conference call relating to the Company's proposed acquisition are incorporated herein by reference and furnished as Exhibit 99.10 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

     Exhibit Number    Description of Exhibit
     --------------    ----------------------
     99.10             Prepared Remarks from Conference Call held April 27, 2006

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AVOCENT CORPORATION

Date: April 27, 2006
                                        By: /s/ Edward H. Blankenship
                                            ------------------------------------
                                            Edward H. Blankenship
                                            Senior Vice President of Finance and
                                            Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit                Description
-------                -----------
99.10                  Prepared Remarks from Conference Call held April 27, 2006